Exhibit 99.1

Presidio Property Trust Announces Commencement of Exchange Offer for All Outstanding Shares of its Series D Preferred Stock

San Diego, CA – September 2, 2026 – (NASDAQ: SQFT; SQFTP; SQFTW) Presidio Property Trust, Inc. (“Presidio” or the “Company”), an internally managed, diversified real estate investment trust, announced today that it has commenced an exchange offer (the “Exchange Offer”) to exchange any and all outstanding shares of its 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Series D Preferred Stock”) for newly issued shares of its Series A Common Stock (the “Common Stock”).

In exchange for each share of Series D Preferred Stock validly tendered, not validly withdrawn and validly accepted prior to 11:59 p.m., New York City time, on October 2, 2026 (such time and date, as the same may be extended, the “Expiration Date”), participating holders of Series D Preferred Stock will receive 5.5 shares of Common Stock. The Exchange Offer will expire on the Expiration Date, unless extended or earlier terminated by the Company.

The Company will not issue fractional shares of Common Stock in the Exchange Offer. If any fractional share of Common Stock would otherwise be issuable to a participating holder upon the exchange of its shares of Series D Preferred Stock, the number of shares of Common Stock to be issued to that participating holder will be rounded up to the nearest whole number. The Company does not intend to round up fractional shares at the beneficial level and will instead round up any such fractional shares at the participant level.

Series D Preferred holders should be aware that their broker, dealer, commercial bank, trust company or other nominee or custodian may establish earlier deadlines for participation in or withdrawal from the Exchange Offer. Accordingly, each Series D Preferred holder wishing to participate in the Exchange Offer should promptly contact the applicable broker, dealer, commercial bank, trust company or other nominee or custodian as soon as possible to determine the deadline by which it must take action to participate in the Exchange Offer.

Broadridge Corporate Issuer Solutions, LLC is acting as the information agent and the exchange agent in connection with the Exchange Offer.

The complete terms and conditions of the Exchange Offer are set forth in the Prospectus (as it may be supplemented or amended from time to time, the “Prospectus”) that has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company has also filed with the SEC a Schedule TO (as it may be supplemented or amended from time to time, the “Schedule TO”) containing additional information about the Company and the Exchange Offer. You may obtain free copies of the Prospectus, the Schedule TO, the registration statement and all other documents containing important information about Presidio and the Exchange Offer through the SEC’s website at www.sec.gov or by contacting the information agent, Broadridge Corporate Issuer Solutions, LLC, at shareholder@broadridge.com or 888-789-8409. You will not be charged for any of these documents that you request.

The Exchange Offer will not be contingent upon any minimum number of shares of Series D Preferred Stock being tendered or any financing conditions. The Exchange Offer will, however, be subject to other conditions. Certain of the Company’s directors and executive officers have indicated to the Company that they intend to tender their shares of Series D Preferred Stock in the Exchange Offer. These individuals will receive shares of Common Stock on the same terms (including the exchange ratio) as other tendering holders of Series D Preferred Stock. Their participation should not be viewed as a recommendation that any holder participate in the Exchange Offer.

The Company’s Board of Directors has authorized and approved the Exchange Offer. However, neither the Board of Directors nor any of the Company’s officers or employees, the exchange agent or the information agent is making a recommendation to holders of Series D Preferred Stock as to whether they should participate in the Exchange Offer. Each holder of Series D Preferred Stock must make its own investment decision regarding the Exchange Offer based on its own assessment of the market value of the Series D Preferred Stock it holds compared with the market value of the Common Stock it would receive in the Exchange Offer, its liquidity needs, its investment objectives and any other factors it deems relevant.

The Company’s Series D Preferred Stock and the Common Stock are listed on the Nasdaq Capital Market under the symbols “SQFTP” and “SQFT,” respectively. As of September 2, 2026, a total of 973,736 shares of Series D Preferred Stock were outstanding.

About Presidio Property Trust

Presidio is an internally managed, diversified REIT with holdings in model home properties which are triple-net leased to homebuilders, office, industrial, and retail properties. Presidio’s model homes are leased to homebuilders located primarily in the Sun Belt states. Presidio’s office, industrial, and retail properties are located primarily in Colorado, with properties also located in Maryland, North Dakota, Texas, and Southern California. For more information on Presidio, please visit Presidio’s website at https://www.PresidioPT.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “may,” “could,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain such identifying words. Statements in this press release regarding the terms, timing and completion of the Exchange Offer are forward-looking statements.

These forward-looking statements are based on the Company’s present expectations, but actual outcomes or results may differ materially from those expressed or implied by such statements. Except as required by law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Investors should not place undue reliance on forward-looking statements. For a further discussion of the factors that could affect actual results, please refer to the risk factors included in the Company’s filings with the SEC, including the final Prospectus filed on September 2, 2026, copies of which are available on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Exchange Offer and Where to Find It

In connection with the Exchange Offer, the Company filed a registration statement on Form S-4 with the SEC on August 7, 2026 (as amended on August 21, 2026) that includes the Prospectus. The registration statement was declared effective by the SEC on September 2, 2026, at 9:00 a.m. Eastern Time. The Company has filed the final Prospectus in connection with the Exchange Offer with the SEC on September 2, 2026. The Company also filed with the SEC a tender offer statement on Schedule TO (as supplemented or amended from time to time, the “Schedule TO”) in connection with the Exchange Offer. The Company may file other relevant documents with the SEC regarding the Exchange Offer. This press release is not a substitute for the Prospectus, the registration statement, the Schedule TO or any other document that the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO, THE FINAL PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE EXCHANGE OFFER. Investors and security holders may obtain free copies of the registration statement, the Schedule TO, the final Prospectus and all other documents containing important information about the Company and the Exchange Offer, as and when such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Investor Relations Contact:

Presidio Property Trust, Inc.

Lowell Hartkorn, Investor Relations

LHartkorn@presidiopt.com

Telephone: (760) 471-8536 x1244